                                                                   Exhibit 10.13

                                                                  EXECUTION COPY

                                             AMENDMENT NO. 2 dated as of July
                                    10, 2001, to the Credit Agreement dated as of September 30, 1997, as Amended and Restated as of May 31, 2000 (as so amended and restated and as further amended by Amendment No. 1 thereto dated September 30, 2000, the "Credit Agreement"), among PLIANT CORPORATION (formerly known as Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), ASPEN INDUSTRIAL, S.A. DE C.V., a Mexico corporation (the "Mexico Borrower", and together with the Borrower, the "Borrowers"), the financial institutions listed on Schedule 2.01 to the Credit Agreement (the "Lenders"), BANKERS TRUST COMPANY, as Administrative Agent and Collateral Agent, THE CHASE MANHATTAN BANK, as Syndication Agent, and THE BANK OF NOVA SCOTIA, as Documentation Agent.

         A. Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

         B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

         C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     Section 1. Amendment to Section 1.01. (a) The definition of "Change in Control" in Section 1.01 of the Credit Agreement is hereby amended by inserting the words "and the Additional Preferred Stock" following the words "Investor Preferred Stock" in the penultimate sentence of such definition.

         (b) The definition of "Excluded Charges" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(a) and (ii) inserting the following new clause "(c)" after the text "$8,000,000" in clause "(b)" in such definition:

                  and (c) for the purposes of calculating the Leverage Ratio pursuant to Section 6.14 and the interest coverage ratio pursuant to
         Section 6.15 only (and not for any other purpose) for any four fiscal quarters of the Borrower ending on or after June 30, 2001, and on or before June 30, 2003, any other such non-recurring charges incurred in respect of any restructurings, plant closings or similar actions arising out of the Uniplast

         Acquisition, provided that the cash portion of charges referred to in this clause (c) shall be limited to $15,000,000 for all periods.

         (c) The definition of "Permitted Acquisition" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence as the last sentence of the paragraph:

             Notwithstanding the foregoing, the Uniplast Acquisition is a Permitted Acquisition for purposes of this Agreement.

         (d) The definition of "Qualified Preferred Stock" in Section 1.01 of the Credit Agreement is hereby amended by inserting the words "and the Additional Preferred Stock" following the words "Investor Preferred Stock" in the last sentence of such definition.

         (e) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order, to read as follows:

             "Additional Preferred Stock" means up to 34,000 shares of Series A Cumulative Exchangeable Redeemable Preferred Stock of the Borrower to be issued not later than 180 days following the closing date of the Uniplast Acquisition having an original cost of $1,000 per share.

             "Uniplast Acquisition" means the acquisition by Pliant Corporation of Uniplast Holdings, Inc. pursuant to the Uniplast Purchase Agreement which provides that the acquisition will be funded with up to $40,400,000 of cash and the balance in common stock of the Borrower, subject to adjustment as provided therein.

             "Uniplast Purchase Agreement" means the Stock Purchase Agreement dated as of June 15, 2001, among the Borrower, Uniplast Holdings, Inc., a Delaware corporation, Perry Acquisition Partners-2, L.P. and the Selling Shareholders named therein.

     Section 2. Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by inserting the words "and the Additional Preferred Stock" following the words "Investor Preferred Stock" in clause (i) of such Section.

     Section 3. Amendment to Schedule 6.10. Schedule 6.10 to the Credit Agreement is hereby amended by inserting a new item 39 as set forth below and renumbering the current item 39 as 40:

               39. Securities Purchase Agreement dated on or about the closing date of the Uniplast Acquisition among the Borrower and the Investors party thereto (relating to the Additional Preferred Stock).

     Section 4. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by inserting the words "and the Additional Preferred Stock" following the words "Investor Preferred Stock" in clause (a) of such Section.

     Section 5. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

         (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

         (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

     Section 6. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on July 10, 2001, an amendment fee (the "Amendment Fee") of 25 basis points on the aggregate amount of the Commitments of such Lender.

     Section 7. Conditions to Effectiveness. This Amendment shall become effective as of July 10, 2001, when (a) (i) the Uniplast Acquisition has been effected in accordance with the Uniplast Purchase Agreement, (ii) the Borrower has issued not less than 25,000 shares of Additional Preferred Stock and related warrants for an aggregate purchase price of $25,000,000, the proceeds of which are used to effect the Uniplast Acquisition and (iii) the Borrower has issued shares of common stock in accordance with the Uniplast Purchase Agreement, (b) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Amendment Fees, (c) the representations and warranties set forth in Section 5 hereof are true and correct and (d) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto, the Credit Agreement or otherwise shall have been paid or reimbursed, as applicable.

     Section 8. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

     SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

     Section 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                          PLIANT CORPORATION, formerly known as
                          Huntsman Packaging Corporation,

                          by    /s/ Larry E. Shepler
                                -----------------------------------------------
                                Name:  Larry E. Shepler
                                Title: Secretary


                          ASPEN INDUSTRIAL, S.A. DE C.V.,

                          by    /s/ Larry E. Shepler
                                -----------------------------------------------
                                Name:  Larry E. Shepler
                                Title: Secretary


                          BANKERS TRUST COMPANY, individually and
                          as Administrative Agent,

                          by    /s/ Robert R. Telesca
                                -----------------------------------------------
                                Name:  Robert R. Telesca
                                Title: Vice President


                          THE CHASE MANHATTAN BANK, as
                          Syndication Agent,

                          by    /s/ Peter A. Dedousis
                                -----------------------------------------------
                                Name:  Peter A. Dedousis
                                Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 AIMCO CDO Series 2000-A
                                    -------------------------------------------

                                    by  /s/ Jerry D. Zinkula
                                        ---------------------------------------
                                        Name:  Jerry D. Zinkula
                                        Title: Authorized Signatory


                                    by  /s/ Patricia W. Wilson
                                        ---------------------------------------
                                        Name:  Patricia W. Wilson
                                        Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 ALLSTATE LIFE INSURANCE COMPANY
                                    -------------------------------------------

                                    by  /s/ Jerry D. Zinkula
                                        ---------------------------------------
                                        Name:  Jerry D. Zinkula
                                        Title: Authorized Signatory


                                    by  /s/ Patricia W. Wilson
                                        ---------------------------------------
                                        Name:  Patricia W. Wilson
                                        Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 ARCHIMEDES FUNDING II, LTD.
                                    -------------------------------------------

                                    BY: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    by  /s/ Gordon R. Cook
                                        ---------------------------------------
                                        Name:  Gordon R. Cook
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 ARCHIMEDES FUNDING III, LTD.
                                    --------------------------------------------

                                    BY: ING Capital Advisors LLC,
                                         as Collateral Manager

                                    by  /s/ Gordon R. Cook
                                        ----------------------------------------
                                        Name:  Gordon R. Cook
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 BALANCED HIGH-YIELD FUND I, LTD.
                                    -------------------------------------------

                                    BY: ING Capital Advisors LLC,
                                        as Asset Manager

                                    by  /s/ Gordon R. Cook
                                        ---------------------------------------
                                        Name:  Gordon R. Cook
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Bank One, Utah, N.A.
                                    -------------------------------------------

                                    by  /s/ Mark F. Nelson
                                        ---------------------------------------
                                        Name:  Mark F. Nelson
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Bank of New York
                                    -------------------------------------------

                                    by  /s/ David G. Shedd
                                        ---------------------------------------
                                        Name:  David G. Shedd
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Bank of Nova Scotia
                                    --------------------------------------------

                                    by  /s/ F.C.H. Ashby
                                        ----------------------------------------
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager Loan Operations

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Bankers Trust Company
                                    --------------------------------------------

                                    by  /s/ Robert R. Telesca
                                        ----------------------------------------
                                        Name:  Robert R. Telesca
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Carlyle High Yield Partners II, Ltd.
                                    --------------------------------------------

                                    by  /s/ Linda Pace
                                        ----------------------------------------
                                        Name:  Linda Pace
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Centurion CDO II, Ltd.
                                    --------------------------------------------

                                    By:  American Express Asset Management
                                         Group Inc., as Collateral Manager

                                    by  /s/ Michael M. Leyland
                                        ----------------------------------------
                                        Name:  Michael M. Leyland
                                        Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Chase Manhattan Bank
                                    --------------------------------------------

                                    by  /s/ Peter A. Dedousis
                                        ----------------------------------------
                                        Name:  Peter A. Dedousis
                                        Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Clydesdale CLO 2001-1, Ltd.
                                    -------------------------------------------

                                    By:  Nomura Corporate Research
                                         And Asset Management Inc.
                                                 As
                                         Collateral Manager




                                    by  /s/ Richard W. Stewart
                                        ---------------------------------------
                                        Name:  Richard W. Steward
                                        Title: Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 CREDIT INDUSTRIEL ET COMMERCIAL
                                    -------------------------------------------

                                    by  /s/ Sean Mounier
                                        ---------------------------------------
                                        Name:  Sean Mounier
                                        Title: First Vice President

                                    by  /s/ Marcus Edward
                                        ---------------------------------------
                                        Name:  Marcus Edward
                                        Title: Vice President

                                                        SIGNATURE PAGE TO PLIANT
                                              CORPORATION AMENDMENT, DATED AS OF
                                                                   JULY 10, 2001




To Approve the Amendment:


CypressTree Investment Partners I, Ltd.,
By:  CypressTree Investment Management Company, Inc.,
     as Portfolio Manager.

By:  /s/ Philip C. Robbins
     ------------------------------------------------
     Name:  Philip C. Robbins
     Title: Principal



CypressTree Investment Management Company, Inc.
As:   Attorney-in-Fact and on behalf of First
      Allmerica Financial Life Insurance Company as Portfolio Manager

By:  /s/ Philip C. Robbins
     ------------------------------------------------
     Name:  Philip C. Robbins
     Title: Principal

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 ERSTE BANK
                                    --------------------------------------------

                                    by  /s/ Brandon A. Meyerson
                                        ----------------------------------------
                                        Name:     Brandon A. Meyerson
                                        Title:    Vice President
                                                  Erste Bank New York Branch


                                    by  /s/ John S. Rushmon
                                        ----------------------------------------
                                        Name:     John S. Rushmon
                                        Title:    Managing Director
                                                  Erste Bank New York Branch

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 FIRST UNION NATIONAL BANK
                                    -------------------------------------------

                                    by  /s/ J. Andrew Phelps
                                        ---------------------------------------
                                        Name:  J. Andrew Phelps
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 FIRSTRUST BANK
                                    -------------------------------------------

                                    by  /s/ Kent D. Nelson
                                        ---------------------------------------
                                        Name:  Kent D. Nelson
                                        Title: Vice President and Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   JULY 10, 2001




To Approve the Amendment:




Name of Institution                 Franklin CLO I, Limited
                                    -------------------------------------------

                                    by  /s/ Chauncey Lufkin
                                        ---------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Franklin Floating Rate Trust
                                    -------------------------------------------

                                    by  /s/ Chauncey Lufkin
                                        ---------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 The Fuji Bank, Limited
                                    -------------------------------------------

                                    by  /s/ Masahito Fukuda
                                        ---------------------------------------
                                        Name:  Masahito Fukuda
                                        Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Galaxy CLO 1999-1, Ltd.
                                    --------------------------------------------

                                    by:  SAI Investment Adviser, Inc.
                                    by   its Collateral Manager


                                        /s/ Thomas G. Brandt
                                        ----------------------------------------
                                        Name:  Thomas G. Brandt

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 Heller Financial, Inc.
                                    --------------------------------------------

                                    by  /s/ Sheila C. Weimer
                                        ----------------------------------------
                                        Name:   Sheila C. Weimer
                                        Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 IKB Deutsche Industriebank AG
                                    Luxembourg Branch
                                    --------------------------------------------

                                    by  /s/ Stephen Erhlingman
                                        ----------------------------------------
                                        Name:  Stephen Erhlingman
                                        Title: Director


                                    by  /s/ Ann Berenger
                                        ----------------------------------------
                                        Name:  Ann Berenger
                                        Title: Assistant Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




 Name of Institution
                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                    By:  Indosuez Capital as Portfolio Advisor


                                    By:  /s/ Melissa Marano
                                         ---------------------------------------
                                         Name:  Melissa Marano
                                         Title: Vice President


                                    INDOSUEZ CAPITAL FUNDING IV, L.P.
                                    By:  Indosuez Capital as Portfolio Advisor


                                    By:  /s/ Melissa Marano
                                         ---------------------------------------
                                         Name:  Melissa Marano
                                         Title: Vice President


                                    INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                    By:  Indosuez Capital as Collateral Manager


                                    By:  /s/ Melissa Marano
                                         ---------------------------------------
                                         Name:  Melissa Marano
                                         Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001




To Approve the Amendment:




Name of Institution                 KATONAH I, LTD.
                                    --------------------------------------------

                                    by  /s/ Ralph Della Rocca
                                        ----------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer
                                               Katonah Capital L.L.C.
                                                 As Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 KATONAH II, LTD.
                                    --------------------------------------------

                                    by  /s/ Ralph Della Rocca
                                        ----------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer
                                               Katonah Capital L.L.C.
                                               As Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 K2H CypressTree-1 LLC
                                    --------------------------------------------

                                    by  /s/ Susan Lee
                                        ---------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 K2H ING-2 LLC
                                    --------------------------------------------

                                    by  /s/ Susan Lee
                                        ----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 K2H ING-3 LLC
                                    --------------------------------------------

                                    by  /s/ Susan Lee
                                        ----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 K2H Soleil-2 LLC
                                    --------------------------------------------

                                    by  /s/ Susan Lee
                                        ----------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution           Liberty-Stein Roe Advisor Floating Rate
                              Advantage Fund.
                              by Stein Roe & Fernham Incorporated, as Advisor
                              --------------------------------------------------

                              by  /s/ James R. Fellows
                                  ----------------------------------------------
                                  Name:  James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 MAPLEWOOD (CAYMAN) LIMITED

                                    BY: MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY AS INVESTMENT MANAGER

                                    by  /s/ Steven J. Katz
                                        ----------------------------------------
                                        Name:   Steven J. Katz
                                        Title:  Second Vice President and
                                                Associate General Counsel

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Massachusetts Mutual Life Insurance Company
                                    1295 State Street
                                    Springfield, Massachusetts 01111

                                    by  /s/ Steven J. Katz
                                        ----------------------------------------
                                        Name:  Steven J. Katz
                                        Title: Second Vice President and
                                               Associate General Counsel

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Metropolitan Life Insurance Company
                                    --------------------------------------------

                                    by  /s/ James R. Dingler
                                        ----------------------------------------
                                        Name:  James R. Dingler
                                        Title: Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 The Mitsubishi Trust and Banking Corporation
                                    --------------------------------------------

                                    by  /s/ Toshihiro Hayashi
                                        ----------------------------------------
                                        Name:  Toshihiro Hayashi
                                        Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                    JULY 9, 2001




To Approve the Amendment:






Name of Institution:                        ML CLO XII PILGRIM AMERICA
                                            (CAYMAN) Ltd.
                                            By:  ING Pilgrim Investments, Inc.
                                                 as its investment manager


                                            By:  /s/ Charles E. LeMieux
                                                 -------------------------------
                                                 Name:  Charles E. LeMieux, CFA
                                                 Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                    JULY 9, 2001





To Approve the Amendment:




Name of Institution                 MONY Life Insurance Company
                                    --------------------------------------------

                                    by  /s/ Suzanne E. Walton
                                        ----------------------------------------
                                        Name:  Suzanne E. Walton
                                        Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Morgan Stanley Prime Income Trust
                                    --------------------------------------------

                                    by  /s/ Peter Gewirtz
                                        ----------------------------------------
                                        Name:  Peter Gewirtz
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 MUIRFIELD TRADING L.L.C.
                                    --------------------------------------------

                                    by  /s/ Anne E. Morris
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 NATRXIS BANQUES POPULAIRES
                                    --------------------------------------------

                                    by  /s/ Frank H. Madden, Jr.
                                        ----------------------------------------
                                        Name:  Frank H. Madden, Jr.
                                        Title: Vice President & Group Manager

                                    by  /s/ Joseph A. Miller
                                        ----------------------------------------
                                        Name:  Joseph A. Miller
                                        Title: Associate

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   JULY 10, 2001





To Approve the Amendment:




Name of Institution                 NATIONAL CITY BANK
                                    --------------------------------------------

                                    by  /s/ Mark J. Ringel
                                        ----------------------------------------
                                        Name:  Mark J. Ringel
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 NORTH AMERICAN SENIOR FLOATING RATE FUND
                                    --------------------------------------------

                                    By:  Stanfield Capital Partners LLC
                                         as Subadvisor

                                    by  /s/ Christopher A. Bondy
                                        ----------------------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 OAK HILL SECURITIES FUND II, L.P.
                                    --------------------------------------------

                                    By: Oak Hill Securities GenPar II, L.P.
                                        its General Partner

                                    By: Oak Hill Securities MGP II, Inc.,
                                        its General Partner

                                    by  /s/ Scott D. Krase
                                        ----------------------------------------
                                        Name:  Scott D. Krase
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 OCTAGON INVESTMENT PARTNERS II, LLC
                                    --------------------------------------------

                                    By: Octagon Credit Investors, LLC
                                        as Sub-Investment Manager

                                    by  /s/ Michael B. Nechamkin
                                        ----------------------------------------
                                        Name:  Michael B. Nechamkin
                                        Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 OCTAGON INVESTMENT PARTNERS III, LLC
                                    --------------------------------------------

                                    By: Octagon Credit Investors, LLC
                                        as Portfolio Manager

                                    by  /s/ Michael B. Nechamkin
                                        ----------------------------------------
                                        Name:  Michael B. Nechamkin
                                        Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 OLYMPIC FUNDING TRUST, SERIES 1999-1
                                    --------------------------------------------


                                    by  /s/ Ann E. Morris
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 PILGRIM CLO 1999 - 1 Ltd.
                                    --------------------------------------------

                                    By: ING Pilgrim Investments Inc.
                                        as its investment manager

                                    by  /s/ Charles E. LeMieux
                                        ----------------------------------------
                                        Name:  Charles E. LeMieux, CFA
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 PILGRIM PRIME RATE TRUST

                                    By: ING Pilgrim Investments Inc.
                                        as its investment manager

                                    by  /s/ Charles E. LeMieux
                                        ----------------------------------------
                                        Name:  Charles E. LeMieux, CFA
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Jackson National Life Insurance Company
                                    --------------------------------------------

                                    by  PPM AMERICA, INC., as
                                        Attorney-in-fact


                                    by  /s/Chris Kappas
                                        ----------------------------------------
                                        Name:  Chris Kappas
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 PPM SPYGLASS FUNDING TRUST
                                    --------------------------------------------

                                    by  /s/ Ann E. Morris
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Authorized Agent

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution        PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                           -----------------------------------------------------

                           By:  CPF Asset Advisory, L.L.C. as Investment Manager


                           by  /s/ Timothy L. Harrod
                               -------------------------------------------------
                               Name:  Timothy L. Harrod
                               Title: Managing Director


                           by  /s/ Irv Roa
                               -------------------------------------------------
                               Name:  Irv Roa
                               Title: Associate Director

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution       Sankaty Advisors, LLC
                          ------------------------------------------------------
                          as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender


                          by  /s/ Diane J. Exter
                              --------------------------------------------------
                              Name:  Diane J. Exter
                              Title: Portfolio Manager, Managing Director

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Sankaty High Yield Asset Partners, L.P.
                                    --------------------------------------------


                                    by  /s/ Diane J. Exter
                                        ----------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Sankaty High Yield Asset Partners II, L.P.
                                    --------------------------------------------


                                    by  /s/ Diane J. Exter
                                        ----------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Sankaty High Yield Asset Partners III, L.P.
                                    --------------------------------------------


                                    by  /s/ Diane J. Exter
                                        ----------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution    Sankaty Advisors, LLC,
                       ---------------------------------------------------------
                       as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender

                       by  /s/ Diane J. Exter
                           -----------------------------------------------------
                           Name:  Diane J. Exter
                           Title: Managing Director
                                  Portfolio Manager

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 SIERRA CLO-I
                                    --------------------------------------------


                                    by  /s/ John M. Casperian
                                        ----------------------------------------
                                        Name:  John M. Casperian
                                        Title: Chief Operating Officer
                                               Centre Public LLC (Manager)

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 SRF TRADING, INC.
                                    --------------------------------------------

                                    by  /s/ Anne E. Morris
                                        ----------------------------------------
                                        Name:  Anne E. Morris
                                        Title: Assistant Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 SRF 2000 LLC
                                    --------------------------------------------

                                    by  /s/ Anne E. Morris
                                        ----------------------------------------
                                        Name:  Anne E. Morris
                                        Title: Assistant Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Stanfield Arbitrage CDO, Ltd.
                                    --------------------------------------------

                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                    by  /s/ Christopher A. Bondy
                                        ----------------------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Partner

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Stein Roe & Fernham CLO I Ltd.,
                                    --------------------------------------------
                                    by Stein Roe & Fernham Incorporated,
                                    As Portfolio Manager

                                    by  /s/ James R. Fellows
                                        ----------------------------------------
                                        Name:  James R. Fellows
                                        Title: Sr. Vice President & Portfolio
                                               Manager

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 Keyport Life Insurance Company
                                    --------------------------------------------

                                    by Stein Roe & Fernham Incorporated
                                    As Agent for Keyport Life Insurance Company

                                    by  /s/ James R. Fellows
                                        ----------------------------------------
                                        Name:  James R. Fellows
                                        Title: Sr. Vice President & Portfolio
                                               Manager

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution           Stein Roe Floating Rate Limited Liability Company
                              --------------------------------------------------

                              by  /s/ James R. Fellows
                                  ----------------------------------------------
                                  Name:  James R. Fellows
                                  Title: Sr. Vice President
                                         Stein Roe & Fernham Incorporated,
                                         as Advisor to the Stein Roe Floating
                                         Rate Limited Liability Company

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 U.S. BANK NATIONAL ASSOCIATION
                                    --------------------------------------------

                                    by  /s/ Scott J. Bell
                                        ----------------------------------------
                                        Name:  Scott J. Bell
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 VAN KAMPEN
                                    PRIME RATE INCOME TRUST
                                    --------------------------------------------

                                    By: Van Kampen Investment Advisory Corp.

                                    by  /s/ Douglas L. Winchell
                                        ----------------------------------------
                                        Name:  Douglas L. Winchell
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 VAN KAMPEN
                                    SENIOR FLOATING RATE FUND
                                    --------------------------------------------

                                    By: Van Kampen Investment Advisory Corp.

                                    by  /s/ Douglas L. Winchell
                                        ----------------------------------------
                                        Name:  Douglas L. Winchell
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 VAN KAMPEN
                                    SENIOR INCOME TRUST
                                    --------------------------------------------

                                    By: Van Kampen Investment Advisory Corp.

                                    by  /s/ Douglas L. Winchell
                                        ----------------------------------------
                                        Name:  Douglas L. Winchell
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 VAN KAMPEN CLO I, LIMITED
                                    --------------------------------------------


                                    By: Van Kampen Management Inc.,
                                        as Collateral Manager

                                    by  /s/ Douglas L. Winchell
                                        ----------------------------------------
                                        Name:  Douglas L. Winchell
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 VAN KAMPEN CLO II, LIMITED
                                    --------------------------------------------


                                    By: Van Kampen Management Inc.,
                                        as Collateral Manager

                                    by  /s/ Douglas L. Winchell
                                        ----------------------------------------
                                        Name:  Douglas L. Winchell
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 WEBSTER BANK
                                    --------------------------------------------


                                    by  /s/ John Gilsenan
                                        ----------------------------------------
                                        Name:  John Gilsenan
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 WELLS FARGO BANK NORTHWEST, N.A.
                                    --------------------------------------------


                                    by  /s/ Scott J. Manookin
                                        ----------------------------------------
                                        Name:  Scott J. Manookin
                                        Title: Vice President

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 WINDSOR LOAN FUNDING, LIMITED
                                    --------------------------------------------

                                    By: Stanfield Capital Partners LLC
                                        as its Investment Manager

                                    by  /s/ Christopher A. Bondy
                                        ----------------------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Partner

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 WINGED FOOT FUNDING TRUST
                                    --------------------------------------------


                                    by  /s/ Ann E. Morris
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Authorized Agent

                                                          AMENDMENT, DATED AS OF
                                                                  JULY ___, 2001





To Approve the Amendment:




Name of Institution                 ZIONS FIRST NATIONAL BANK
                                    --------------------------------------------


                                    by  /s/ David S. Mathis
                                        ----------------------------------------
                                        Name:  David S. Mathis
                                        Title: Vice President